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Exhibit 24.1

REGISTRATION STATEMENT ON FORM S-3

Power of Attorney

        KNOW ALL MEN BY THESE PRESENTS THAT each person whose signature appears below does hereby constitute and appoint Constantine Iordanou and Louis T. Petrillo, and each of them, as his or her true and lawful attorney-in-fact and agent and in his or her name, place, and stead, and in any and all capacities, to sign his or her name to the Registration Statement of Arch Capital Group Ltd., a Bermuda company, on Form S-3 under the Securities Act of 1933, as amended, and to any and all amendments or supplements thereto (including any post-effective amendments, including any registration statement filed under Rule 462(b) under the Securities Act of 1933), with all exhibits thereto and other documents in connection therewith and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully and to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of September, 2003.

Signature	Title	Date

/s/ Constantine Iordanou Constantine Iordanou	President and Chief Executive Officer (Principal Executive Officer) and Director	September 17, 2003
/s/ John D. Vollaro John D. Vollaro	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)	September 17, 2003
/s/ Robert Clements Robert Clements	Chairman and Director	September 17, 2003
/s/ Peter A. Appel Peter A. Appel	Director	September 17, 2003
/s/ Wolfe H. Bragin Wolfe H. Bragin	Director	September 17, 2003
/s/ John L. Bunce, Jr. John L. Bunce, Jr.	Director	September 18, 2003
/s/ Sean Carney Sean Carney	Director	September 17, 2003
/s/ Paul B. Ingrey Paul B. Ingrey	Director	September 17, 2003

Signature	Title	Date

/s/ Kewsong Lee Kewsong Lee	Director	September 17, 2003
/s/ James J. Meenaghan James J. Meenaghan	Director	September 17, 2003
/s/ John M. Pasquesi John M. Pasquesi	Executive Vice Chairman and Director	September 17, 2003
/s/ David R. Tunnell David R. Tunnell	Director	September 17, 2003
/s/ Robert F. Works Robert F. Works	Director	September 17, 2003

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REGISTRATION STATEMENT ON FORM S-3 Power of Attorney